HILCOAST ADVISORY SERVICES, INC.

19146 Lyons Road, Boca Raton, FL  33434
(561) 487-9630       FAX (561) 487-4659





                                             July 12, 1996


     Mr. Alvin Wilensky,
     Chairman of the Board
     CV Reit, Inc.
     100 Century Blvd.
     West Palm Beach, FL 33417

          RE:  Consulting and Advisory Agreement
               ("Advisory Agreement"), dated
               July 31, 1992

     Dear Mr. Wilensky,

          This letter confirms that the above-referenced Advisory Agreement between CV Reit, Inc. and Hilcoast Advisory Services, Inc. is hereby extended through July 31, 1997 under the same terms and conditions set forth in the Advisory Agreement.

                              Very truly yours,

                               /s/ Jack Jaiven

                              Jack Jaiven
                              Executive Vice President




     Agreement Acknowledged:

     CV REIT, Inc.


     By:  /s/ Alvin Wilensky
       ______________________________________
        Alvin Wilensky, Chairman of the Board

     Dated:  August 8, 1996
           __________________________________